Exhibit 99.1

PRESS RELEASE

WASTE SERVICES ANNOUNCES RECORD FOURTH QUARTER RESULTS AND 2009 FISCAL YEAR RESULTS
•	Record adjusted EBITDA of $30.5 million for the quarter, totaling $105.4 million for the year.

•	Record adjusted EBITDA margin of 25.7% for the quarter and 24.3% for the year as compared to 23.7% and 22.6% in 2008.

•	Continued strong revenue growth from price of 4.6%.

•	Successful completion of the integration of Republic and DisposAll acquisitions in Miami.

•	Record free cash flow(1) for the year of $32.1 million.

•	Record adjusted EPS from continuing operations was $0.13 for the quarter and $0.43 for the year.
BURLINGTON, Ontario, February 23, 2010, PRNewswire-FirstCall — Waste Services, Inc. (Nasdaq: WSII) today announced financial results for the fourth quarter and for the year ended December 31, 2009. Fully diluted earnings per share were $0.00 for the quarter as compared to a loss of $0.32 in the fourth quarter of 2008. The reported results include expenses relating to the pending merger with IESI-BFC Ltd. (NYSE, TSX: BIN), a charge for the change in the valuation of warrants caused by the rise in our stock price, costs relating to tax restructuring activities and certain acquisition costs expensed in the period. Excluding these charges, fully diluted earnings per share would have been $0.13.
Revenue for the quarter was $118.8 million compared to $102.4 million for the same quarter in 2008. The results for the quarter are highlighted by:
•	Internal revenue growth generated from price increases was 4.6%.

•	Internal revenue growth relating to volume was negative 1.6%.

•	Foreign currency translation accounted for $8.8 million in reported revenue increase and acquisitions added $6.0 million in revenue.

•	Adjusted EBITDA was $30.5 million as compared to $24.3 million in the fourth quarter of the prior year and the company’s previous best quarter result of $29.4 million (third quarter, 2007).

For the full year 2009, the company reported revenue of $434.5 million as compared to $473.0 million for 2008. Fully diluted earnings per share for the year were $0.30 as compared to a loss of $0.04 for 2008. Excluding the expenses relating to the merger, costs relating to tax restructuring activities, acquisition costs and the fourth quarter change in warrant valuation, fully diluted earnings per share would have been $0.43 per share. The results for the year ended December 31, 2009 are highlighted by:
•	Internal revenue growth generated from price increases was 3.9%.

•	Internal revenue growth relating to volume was negative 4.4%.

•	Foreign currency translation caused a decrease of $16.1 million in reported revenue, partially offset by revenue from acquisitions of $7.1 million.

•	Adjusted EBITDA was $105.4 million with a record Adjusted EBITDA margin of 24.3%.
David Sutherland-Yoest, Waste Services President and Chief Executive Officer, stated, “We are pleased to again be reporting record financial results for a quarter as the company continues to improve margins and profitability. As our business continues to improve on a stand-alone basis, the pending merger with IESI-BFC Ltd. has been well received by the market and brought substantial benefits to our shareholders, both in share price and trading liquidity. We look forward to the completion of the deal, working to realize the anticipated synergies between the two companies and an outstanding 2010 for the combined shareholder group.”
2010 Outlook
Waste Services also announced today the following stand-alone guidance for 2010, excluding any effects of the contemplated merger with IESI-BFC Ltd.:
•	Revenue in the range of $480 million to $500 million.

•	Organic revenue growth of 4% to 5%, primarily from price.

•	Adjusted EBITDA in the range of $120 million to $125 million.

•	Adjusted EBITDA margins of 25 to 27 percent.

•	EPS from continuing operations in the range of $0.50 to $0.55 per share.

•	Capital spending in the range of $30 million to $35 million.

•	Free cash flow(1) of $50 to $55 million.
This guidance assumes: (i) no significant deterioration in economic conditions in Florida or Canada, and (ii) no significant change in exchange rates. Guidance will be adjusted upon announcement of any unusual or non-recurring items as the year progresses.

(1) Free Cash Flow is defined as net cash flows provided by continuing operations less capital expenditures from continuing operations.

Reconciliation of Non-GAAP Measures:
The following table reconciles the differences between income from continuing operations, as determined under US GAAP, and EBITDA from continuing operations, a non-GAAP financial measure (in thousands) (unaudited):

	For The Three Months		For The Year
	Ended December 31,		Ended December 31,
	2009	2008	2009	2008
Income (loss) from continuing operations	$(119)	$(14,785)	$14,054	$(1,956)
Income tax provision (benefit)	2,409	(744)	11,246	6,183
Change in fair value of warrants	2,537	—	434	—
Interest expense	8,549	11,661	30,967	37,432
Landfill depletion expense	2,874	2,075	9,808	9,858
Depreciation and amortization	9,688	8,447	34,770	35,490

EBITDA from continuing operations (1)	$25,938	$6,654	$101,279	$87,007

The following table reconciles the differences between EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the three months and year ended December 31, 2009 and 2008 (in thousands) (unaudited).

	For The Three Months		For The Year
	Ended December 31,		Ended December 31,
	2009	2008	2009	2008
EBITDA from continuing operations (1)	$25,938	$6,654	$101,279	$87,007
Adjustments to EBITDA from continuing operations (as defined per credit agreement):
Loss (gain) on sale of assets	(48)	(185)	(2,478)	(707)
Non-cash items (2)	854	10,717	2,755	13,712
Other excludable expenses (3)	3,752	7,092	3,840	7,092

Adjusted EBITDA from continuing operations (1)	$30,496	$24,278	$105,396	$107,104

(1) EBITDA from continuing operations and Adjusted EBITDA from continuing operations (“Adjusted EBITDA from continuing operations”) are non-GAAP measures used by management to measure performance. We also believe that EBITDA from continuing operations and Adjusted EBITDA from continuing operations may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. In addition, management uses EBITDA from continuing operations, among other things, as an internal performance measure. Our lenders also use Adjusted EBITDA from continuing operations to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, EBITDA from continuing operations and Adjusted EBITDA from continuing operations should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. EBITDA from continuing operations and Adjusted EBITDA from continuing operations are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies.

(2) Non-cash adjustments primarily include stock-based compensation expense expensed deferred acquisition costs and gains and losses on foreign exchange and asset sales.

(3) Other excludable expense adjustments include severance and other non-recurring costs resulting primarily from the pending merger and the restructuring in 2008.

We will host an investor and analyst conference call on Wednesday, February 24, 2010 at 10:00 a.m. (ET) to discuss the results of today’s earnings announcement. If you wish to participate in this call, please phone 866-356-4281 (US and Canada) or 617-597-5395 (International) and enter passcode number 28197418. To hear a web cast of the call over the Internet, access the home page of our website at www.wasteservicesinc.com. A replay of the call will be available until March 9, 2010 by phoning 888-286-8010 (US and Canada) or 617-801-6888 (International) and entering passcode number 65845974. The web cast will also be available on our website.
Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company’s future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this press release. Factors which could materially affect such forward-looking statements can be found in the company’s periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company’s Form 10-K for the year ended December 31, 2008. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.
Additional Information About the Proposed Merger Transaction and Where to Find It
In connection with the proposed merger transaction, IESI-BFC Ltd. filed a Registration Statement on Form F-4 with the SEC on January 19, 2010, that included a proxy statement of Waste Services, Inc. and that also included a prospectus of IESI-BFC Ltd. We will mail the proxy statement/prospectus to our stockholders. Waste Services, Inc. and IESI-BFC Ltd. urge investors and security holders to read the proxy statement/prospectus, including any amendments thereto and any other information filed with the SEC, regarding the proposed transaction when such filings become available because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, when available, without charge, from IESI-BFC Ltd.’s website (www.iesi-bfc.com) or from Waste Services, Inc.’s website (www.wasteservicesinc.com) or by directing a request to IESI-BFC Ltd., 135 Queens Plate Drive, Suite 300, Toronto, Ontario, Canada M9W 6V1, Attention: Investor Relations, (416) 401-7729, or to Waste Services, Inc., Shareholder Relations, 1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8, (905) 319-1237.
Proxy Solicitation
IESI-BFC Ltd., Waste Services, Inc., their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IESI-BFC Ltd.’s directors and executive officers is available in its Registration Statement on Form F-10, which was filed with the SEC on May 14, 2009. Information regarding Waste Services, Inc.’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 26, 2009, and its 2009 definitive proxy statement for its most recent annual meeting, which was filed on the SEC’s internet website (www.sec.gov) on April 29, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents from Waste Services, Inc. and IESI-BFC Ltd. using the contact information above.
The forward-looking statements made in this press release are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
This release does not constitute an offer to sell or the solicitation of any offer to buy any securities. The company’s securities may not be offered or sold in the United States absent a registration or applicable exemption from registration requirements under applicable state and federal securities laws.

Waste Services, Inc., a Delaware corporation, is a multi-regional, integrated solid waste services company that provides collection, transfer, disposal and recycling services in the United States and Canada. The company’s website is www.wasteservicesinc.com. Information on the company’s website does not form part of this press release.
For information contact:
Edwin D. Johnson
Waste Services, Inc.
Executive Vice President and Chief Financial Officer
+1-905-319-1237

WASTE SERVICES, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Revenue	$118,777	$102,393	$434,515	$473,029

Operating and other expenses:
Cost of operations (exclusive of depreciation, depletion and amortization)	73,569	66,459	277,465	309,121
Selling, general and administrative expense (exclusive of depreciation, depletion and amortization)	19,307	18,531	58,341	66,474
Deferred acquisition costs	—	10,267	—	10,267
Depreciation, depletion and amortization	12,562	10,522	44,578	45,348
Loss (gain) on sale of property and equipment, foreign exchange and other	(37)	482	(2,570)	160

Income (loss) from operations	13,376	(3,868)	56,701	41,659

Interest expense	8,549	11,661	30,967	37,432
Change in fair value of warrants	2,537	—	434	—

Income (loss) from continuing operations before income taxes	2,290	(15,529)	25,300	4,227
Income tax provision (benefit)	2,409	(744)	11,246	6,183

Income (loss) from continuing operations	(119)	(14,785)	14,054	(1,956)
Income from discontinued operations, net of income tax provision of $266 for the year ended December 31, 2008 and nil for all other periods	—	—	—	409
Gain on sale of discontinued operations, net of income tax provision of $2,770 and $7,255 for the three and twelve months ended December 31, 2008 and nil for all other periods	—	4,241	—	11,110

Net income (loss)	$(119)	$(10,544)	$14,054	$9,563

Basic and diluted earnings (loss) per share:
Earnings (loss) per share — continuing operations	$—	$(0.32)	$0.30	$(0.04)
Earnings per share — discontinued operations	—	0.09	—	0.25

Earnings (loss) per share — basic and diluted	$—	$(0.23)	$0.30	$0.21

Weighted average common shares outstanding:
Basic	46,253	46,082	46,218	46,079
Diluted	46,253	46,082	46,325	46,079

WASTE SERVICES, INC.
SUPPLEMENTAL UNAUDITED BALANCE SHEET AND CASH FLOW DATA
(In thousands)
Balance Sheet Data:

	December 31,	December 31,
	2009	2008
Cash	$3,699	$7,227
Current assets	$84,323	$72,961
Total assets	$914,992	$840,927
Current liabilities	$114,905	$93,245
Debt:
Senior secured credit facilities:
US Revolver	$30,000	$34,600
Canadian Revolver	5,709	27,699
US Term loan	35,994	38,125
Canadian Term Loan	113,228	103,505
Senior subordinated notes	208,574	158,854
Other notes	7,947	9,286

Total debt	$401,452	$372,069

Shareholders’ equity	$359,348	$335,018
Cash Flow Data:

	Year Ended December 31,
	2009	2008
Net cash flows provided by continuing operations	$64,353	$56,051
Net cash flows used in investing activities for continuing operations	$(74,903)	$(3,123)
Net cash flows provided by (used in) financing activities of continuing operations	$5,021	$(67,471)
Capital expenditures from continuing operations	$32,212	$48,066

WASTE SERVICES, INC.
SUPPLEMENTAL UNAUDITED GROWTH RATES AND COUNTRY DATA
(In thousands)

Waste Services, Inc.
Revenue Growth
For The Three Months Ended December 31, 2009
(in thousands)

Total Revenue, December 31, 2008	$102,393
Impact on revenue from changes in:
Price	4,729	4.6%
Fuel Surcharge	(1,368)	-1.3%
Volume	(1,598)	-1.6%
Acquisition / Disposition	5,974	5.8%
Gain / Loss of Contracts	(287)	-0.3%
Other	130	0.1%
Foreign currency impact	8,804	8.7%

Total Revenue, December 31, 2009	$118,777

Waste Services, Inc.
Revenue Growth
For The Year Ended December 31, 2009
(in thousands)

Total Revenue, December 31, 2008	$473,029
Impact on revenue from changes in:
Price	18,482	3.9%
Fuel Surcharge	(16,093)	-3.4%
Volume	(20,697)	-4.4%
Acquisition / Disposition	7,142	1.5%
Gain / Loss of Contracts	(10,864)	-2.3%
Other	(433)	0.0%
Foreign currency impact	(16,051)	-3.4%

Total Revenue, December 31, 2009	$434,515

COUNTRY DATA
(In thousands)

	Three Months Ended December 31, 2009
	US		Canada		Total

Revenue	$57,450	100.0%	$61,327	100.0%	$118,777	100.0%
Operating expenses:
Cost of operations	34,141	59.4%	39,428	64.3%	73,569	61.9%
Selling, general and administrative expense	10,544	18.4%	8,763	14.3%	19,307	16.3%
Depreciation, depletion and amortization	7,671	13.4%	4,891	8.0%	12,562	10.5%
Foreign exchange (gain) loss and other	(687)	-1.3%	650	1.0%	(37)	0.0%

Income from continuing operations	$5,781	10.1%	$7,595	12.4%	$13,376	11.3%

	Three Months Ended December 31, 2008
	US		Canada		Total

Revenue	$52,021	100.0%	$50,372	100.0%	$102,393	100.0%
Operating expenses:
Cost of operations	31,977	61.4%	34,482	68.4%	66,459	64.9%
Selling, general and administrative expense	5,972	11.5%	5,688	11.3%	11,660	11.4%
Restructuring, severance and related costs	4,673	9.0%	2,198	4.4%	6,871	6.7%
Deferred acquisition costs	10,267	19.7%	—	0.0%	10,267	10.0%
Depreciation, depletion and amortization	6,242	12.0%	4,280	8.5%	10,522	10.3%
Foreign exchange (gain) loss and other	(165)	-0.2%	647	1.3%	482	0.5%

Income (loss) from continuing operations	$(6,945)	-13.4%	$3,077	6.1%	$(3,868)	-3.8%

WASTE SERVICES, INC.
UNAUDITED COUNTRY DATA
(In thousands)

	Year Ended December 31, 2009
	US		Canada		Total

Revenue	$209,251	100.0%	$225,264	100.0%	$434,515	100.0%
Operating expenses:
Cost of operations	128,489	61.4%	148,976	66.1%	277,465	63.9%
Selling, general and administrative expense	29,466	14.1%	28,875	12.8%	58,341	13.4%
Depreciation, depletion and amortization	26,710	12.8%	17,868	7.9%	44,578	10.3%
Loss (gain) on sale of property and equipment, foreign exchange and other	(2,960)	-1.5%	390	0.3%	(2,570)	-0.6%

Income from continuing operations	$27,546	13.2%	$29,155	12.9%	$56,701	13.0%

	Year Ended December 31, 2008
	US		Canada		Total

Revenue	$231,352	100.0%	$241,677	100.0%	$473,029	100.0%
Operating expenses:
Cost of operations	148,474	64.2%	160,647	66.5%	309,121	65.3%
Selling, general and administrative expense	30,027	13.0%	29,576	12.2%	59,603	12.6%
Restructuring, severance and related costs	4,673	2.0%	2,198	0.9%	6,871	1.5%
Deferred acquisition costs	10,267	4.4%	—	0.0%	10,267	2.2%
Depreciation, depletion and amortization	26,145	11.3%	19,203	7.9%	45,348	9.6%
Foreign exchange (gain) loss and other	(628)	-0.3%	788	0.4%	160	0.0%

Income from continuing operations	$12,394	5.4%	$29,265	12.1%	$41,659	8.8%